SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2004

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 576-6000

(Former name or former address, if changed since last report.)

On January 23, 2004, the Registrant filed a current report on Form 8-K describing its acquisition of Aloha Technologies (“Aloha”). This Amendment on Form 8-K/A is being filed to revise Item 7 in the Registrant’s Form 8-K originally filed on January 23, 2004 to include the historical and pro forma financial information required by paragraphs (a) and (b) of Item 7 which were omitted from the report as initially filed in accordance with paragraph (a) (4) of Item 7.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

The following audited financial statements and notes thereto of Ibertech, Inc., the parent Company of Aloha, are filed with this report as Exhibit 99.1.

•	Report of Independent Public Accountants;

•	Balance Sheets as of September 26, 2003 and September 27, 2002;

•	Statements of Operations for the years ended September 26, 2003 and September 27, 2002;

•	Statements of Changes in Stockholders’ Equity for the years ended September 26, 2003 and September 27, 2002;

•	Statements of Cash Flows for the years ended September 26, 2003 and September 27, 2002; and

•	Notes to Financial Statements

(b)	Pro Forma Financial Information:

The following unaudited pro forma financial information of Radiant Systems, Inc. is filed with this report as Exhibit 99.2:

•	Pro Forma Combined Condensed Balance Sheet as of December 31, 2003;

•	Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2003; and

•	Notes to Pro Forma Condensed Consolidated Financial Statements

(c)	Exhibits:

99.1	Historical Financial Statements for Ibertech, Inc.

99.2	Pro Forma Condensed Financial Information

23.1	Consent of Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman
John H. Heyman
Co-Chief Executive Officer

Dated: March 29, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Name
99.1	Historical Financial Statements for Ibertech, Inc.
99.2	Pro Forma Condensed Financial Information
23.1	Consent of Grant Thornton LLP